Restructuring and Related Charges	12 Months Ended
Dec. 30, 2016
Restructuring and Related Charges
Restructuring and Related Charges

(14) Restructuring and Related Charges

2016 Restructuring Plan.  During the third quarter of 2016, the Company began a process to review the structure and resources within its business segments and formulate a restructuring plan to more fully align global operations with the Company’s client-centric strategy, including a simplified organization structure and streamlined delivery model to achieve higher levels of profitable growth (“2016 Restructuring Plan”). The anticipated restructuring activities include such items as workforce reductions and facilities consolidations.  During the year ended December 30, 2016, we incurred $42.2 million of costs for these restructuring activities related to the 2016 Restructuring Plan, which have been included in selling, general and administration expense on the consolidated statements of operations.  Overall, we expect to incur up to approximately $50.0 million to $70.0 million in total restructuring charges under the 2016 Restructuring Plan, primarily related to employee severance and termination benefits and facilities consolidation costs.  We expect the 2016 Restructuring Plan to be completed in the first half of 2017 and to result in aggregate annual cost savings of approximately $100.0 million.

2014 Restructuring Plan.  In September 2014, the Company commenced certain restructuring activities in order to achieve important business objectives, including reducing overhead costs, improving efficiency, and reducing risk (“2014 Restructuring Plan”).  These restructuring activities, which continued into 2015, included such items as a voluntary retirement program, workforce reductions, facilities consolidations and closures, and evaluation of certain lines of business. For the years ended December 25, 2015 and December 31, 2014, we incurred $60.6 million and $70.4 million, respectively, of costs for these restructuring activities which have been included in selling, general and administration expense on the consolidated statements of operations.. The restructuring activities under the 2014 Restructuring Plan were substantially complete as of December 25, 2015.

Overall, as of December 30, 2016, we have incurred aggregated costs of $173.2 million for restructuring activities related to the 2014 Restructuring Plan and the 2016 Restructuring Plan.

The changes in the provision for the restructuring activities for the year ended December 30, 2016 are as follows:

	2014 Restructuring Plan			2016 Restructuring Plan
($ in thousands)	Employee Severance and Termination Benefits	Facilities Cost	Other	Employee Severance and Termination Benefits	Facilities Cost	Other	Consolidated Total
As of December 31, 2014	$1,060	$15,000	$420	$—	$—	$—	$16,480
Provision	27,796	18,862	13,982	—	—	—	60,640
Cash payments	(20,853)	(8,443)	(13,432)	—	—	—	(42,728)
Other non-cash	—	(2,036)	—	—	—	—	(2,036)
As of December 25, 2015	$8,003	$23,383	$970	$—	$—	$—	$32,356
Provision	—	—	—	25,795	14,271	2,135	42,201
Cash payments	(6,988)	(7,898)	(970)	(19,754)	(519)	(2,105)	(38,234)
Other non-cash	—	(1,490)	—	—	1,338	—	(152)
As of December 30, 2016	$1,015	$13,995	$—	$6,041	$15,090	$30	$36,171

The remaining provisions for employee severance and termination benefits will be paid primarily over the next twelve months, and accruals for facilities costs will be paid over the remaining term of the leases which we have exited and therefore will extend through 2032.